AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment, dated as of September 11, 2001, is to the Employment Agreement, dated as of August 20, 1997, by and between Northeast Utilities (the "Company") and Michael G. Morris
("Executive"), as amended.

          A.   The following sentence is added at the end of
          Section 1.4 of the Agreement:

          "Executive's annual Base Salary shall not be reduced below $900,000 after September 1, 2001 without
          Executive's written consent."

          B. The words "due hereunder" in Section 6.1(f)(ii) are amended to read "as in effect immediately prior to the Change of Control".

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                   NORTHEAST UTILITIES

                                   By: /s/ Gregory B. Butler
                                           Its Vice President,
                                           Secretary and General
                                           Counsel


                                   EXECUTIVE


                                   /s/ Michael G. Morris
                                   Michael G. Morris